SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                       FOR
              PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITYSM -
                      JACKSON NATIONAL SEPARATE ACCOUNT V
                                DATED MAY 1, 2001

The following changes apply to the prospectus listed above, as specified:

On page 12 of the prospectus for Perspective Advantage Fixed and Variable Annuity, Jackson National Separate Account V the section entitled "Withdrawal Charge," should be deleted in its entirety and the following paragraphs should be added:

Withdrawal Charge. During the accumulation phase, you can make withdrawals from your contract without a Withdrawal Charge.

You will incur a Withdrawal Charge when you withdraw:

o        premiums which have been in your contract for nine years or less.

You will not incur a Withdrawal Charge when you withdraw:

o        earnings;

o 10% of the value of your contract less any previous withdrawals during that contract year ("Free Withdrawal") (Note: This withdrawal option is available only once each contract year).

The Withdrawal Charge starts at 8.5% in the first year that a premium is in your contract, declines to 8% in the second year, and declines 1% a year thereafter to 0% after 9 years. The Withdrawal Charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National treats withdrawals as coming from earnings first, then from the oldest remaining premium. If you make a full withdrawal, the Withdrawal Charge is based on premiums remaining in the contract. If you make a full withdrawal you will not receive the benefit of the Free Withdrawal and the entire amount withdrawn will be subject to a Withdrawal Charge. If you withdraw only part of the value of your contract, we deduct the Withdrawal Charge from the remaining value in your contract.

Note: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National does not assess the Withdrawal Charge on any payments paid out as (1) income payments after the first year, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code. Withdrawals for terminal illness or other specified conditions as defined by Jackson National may not be subject to a withdrawal charge. These provisions are not available in all states.

Jackson National may waive the Withdrawal Charge on amounts you transfer from your contract to another contract issued by us to you. The amounts that you transfer may be subject to new withdrawal charges or other fees under the other contract.

Jackson National may reduce or eliminate the amount of the Withdrawal Charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National and a prospective purchaser. Jackson National may not deduct a Withdrawal Charge under a contract issued to an officer, director, agent or employee of Jackson National or any of its affiliates.



This Supplement is dated July 2, 2001

(To be used with VC3723 Rev. 05/01)